MORGAN GRENFELL SMALLCap FUND, INC.
                               885 Third Avenue
                           New York, New York 10022

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MORGAN GRENFELL SMALLCap FUND, INC.:

   The Annual Meeting of Shareholders of Morgan Grenfell SMALLCap Fund, Inc. will be held on Friday, April 25, 1997 at 10:00 a.m. at 885 Third Avenue, 32nd Floor, New York, New York for the following purposes:

   (1) To elect Michael Bullock and James E. Minnick as Directors of the Fund;

   (2) To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 1997; and

   (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

   Shareholders of record at the close of business on March 10, 1997 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

   It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured thereby saving your Fund the expense of additional proxy solicitation.


                                              By order of the Board of Directors
                                                   James A. Capezzuto, Secretary


March 12, 1997

--------------------------------------------------------------------------------
Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States.
--------------------------------------------------------------------------------
                     MORGAN GRENFELL SMALLCap FUND, INC.

                               885 Third Avenue
                           New York, New York 10022
                                (212) 230-2600

--------------------------------------------------------------------------------
                               PROXY STATEMENT
--------------------------------------------------------------------------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on April 25, 1997 (the "Meeting"), and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 12, 1997. This Proxy Statement is being first mailed to shareholders on or about March 12, 1997.

   The Fund's annual report for the year ended December 31, 1996, was mailed to shareholders on March 12, 1997. Copies of the Fund's most recent annual report are available without charge upon request made in writing to Morgan Grenfell Capital Management, or by telephone to (212) 230 2617.

   As of March 10, 1997, there were issued and outstanding 9,088,598 shares of common stock of the Fund. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on March 10, 1997 will be entitled to vote at the Meeting. The Fund is not aware that on March 10, 1997 any person owned beneficially or of record more than 5% of the outstanding shares of the Fund.

                                  Proposal 1

                            ELECTION OF DIRECTORS

   Under the provisions of the Fund's Articles and By-Laws, the Directors are divided into three classes. It is intended that proxies not limited to the contrary will be voted in favor of Michael Bullock and James E. Minnick as Directors of the class whose term is set to expire at the 2000 Annual Meeting of Shareholders (or special meeting in lieu thereof). Mr. Bullock presently serves as a Director of the Fund and both Mr. Bullock and Mr. Minnick have consented to being nominated herein and have indicated a willingness to serve if elected. The By-Laws of the Fund state that a person receiving a plurality of the votes cast shall be elected as a Director.

   The following table presents certain information regarding the Directors (including the nominees), indicating their principal occupations, which, unless specified dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Director's or Nominee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), through his position with the Fund's investment advisor, Morgan Grenfell Capital Management, Inc. (the "Advisor"), 885 Third Avenue, New York, New York, 10022. The Fund's Administrator is: The Bank of New York, 90 Washington Street, New York, New York 10286.


                       INFORMATION CONCERNING DIRECTORS

                                                                                    First                  Shares of    Percent
Name, Age and Position                                                            Became a       Term        Fund        of
with the Fund              Business Experience and Directorships                  Director     Expiring     Owned(1)   Class(2)
-------------------------  ----------------------------------------------------- ---------- ------------- -----------  ---------
Michael Bullock*,          Director, Chairman and Chief Investment Officer,         1991         2000          --         --
Age 45, Chairman and       Morgan Grenfell Investment Services, Ltd.;
Director / Nominee         Managing Director, Morgan Grenfell Asset
                           Management Ltd.; Director, Morgan Grenfell Capital
                           Management, Inc.

James E. Minnick*          President, Morgan Grenfell Capital Management, Inc.;                  2000        12,603      0.14%
Age 48,                    Director, Morgan Grenfell Asset Management Ltd.
Nominee

Robert E. Greeley          Manager, Corporate Investments, Hewlett Packard          1987         1999         1,270      0.01%
Age 65, Director           (1979-1991); President Page Mill Asset Management
                           (1986 to present);

Joseph J. Incandela,       Partner/Managing Director, Thomas H. Lee Co.             1990         1999           300     0.005%
Age 50, Director

Richard D. Wood,           Consultant (October, 1994 to present); Chairman          1987         1998        29,820      0.33%
Age 57, Director           and President, Optical Radiation Corporation
                           (1969 to October, 1994)

Robert E. Kern, Jr.*,      Executive Vice President, Director, Morgan               1987         Upon        20,358      0.22%
Age 61,                    Grenfell Capital Management, Inc.; Director,                      election of
President/ Director.       Morgan Grenfell Asset Management Ltd.                                 new
                                                                                               Director
                                                                                                             68,193      0.75%

All Directors and
Officers as a Group

----------

   (1) Shows all shares of Fund's common stock owned on March 10, 1997, beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the Directors and Officers.

   (2) Shows percentage of shares owned on March 10, 1997.

Information Concerning Committees and Meetings of Directors

   The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1996, and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

   The Board of Directors has an Executive Committee consisting of Messrs. Bullock and Kern which was constituted to conduct the current and ordinary business of the Fund when the Board is not in session and, to the same extent as the Board is so empowered, has the power to declare dividends from ordinary income and distributions of realized capital gains upon any shares of capital stock. Messrs. Bullock and Kern also comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the Directors. The Fund has an Audit Committee consisting of Messrs. Greeley and Wood. An Audit Committee meeting was held on April 19, 1996 to make recommendations to the Board as to the firm of independent accountants to be selected, to review the methods, scope and result of audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The Directors have a Special Nominating Committee consisting of the Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Advisor (the "Disinterested Directors"). The Special Nominating Committee is charged with the duty of making all nominations for disinterested members of the Board of Directors to the Directors. Shareholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action.


Compensation of Directors and Officers

   The Fund pays no compensation to the Fund's Officers. None of the Fund's Directors or Officers has engaged in any financial transactions with the Fund or the Advisor.

   The following table sets forth all compensation paid to the Fund's Directors as of the Fund's most recent fiscal year:

                       Aggregate     Pension or Retirement   Total Compensation from
                      Compensation  Benefits Accrued as Part Fund and Other Funds in
Name of Director     from the Fund*    of Fund's Expenses           Complex**
 ------------------  -------------  ------------------------ -----------------------
Michael Bullock            $0                  $0                       $0
Robert E. Kern, Jr.        $0                  $0                       $0
Robert E. Greeley       $10,000                $0                    $10,000
Joseph J. Incandela     $10,000                $0                    $10,000
Richard D. Wood         $10,000                $0                    $10,000

 * As of Fund's fiscal year end, December 31, 1996.

** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Adviser.

Executive Officers

   The following table sets forth information with respect to the Executive Officers of the Fund who are not Directors. Each Officer is elected annually by the Board of Directors of the Fund and serves until the Officer's successor is elected and qualified or until the Officer's death, resignation or removal by the Board.

                                                                                         Shares     Percent
                            Positions      Principal Occupation(s) During                of Fund       of
Name and Address            with Fund      Past Five Years                              Owned(1)    Class(2)
------------------------     -----------    -----------------------------------------    --------   --------
Audrey M.T. Jones, Age 50    Executive     Executive Vice President, Morgan              3,843        0.04%
885 Third Avenue,          Vice President  Grenfell Capital Management, Inc.
New York, NY 10022.

David A. Baratta, Age 39     Executive     Executive Vice President, Morgan                  0        0.00%
885 Third Avenue,          Vice President  Grenfell Capital Management, Inc.
New York, NY 10022.                        (September 1994 to present); Special
                                           Limited Partner at BEM Management
                                           (Private Investment Partnership).

Mark G. Arthus, Age 40       Treasurer     Director of Administration and                    0        0.00%
885 Third Avenue New                       Compliance, Morgan Grenfell Capital
York, NY 10022.                            Management, Inc. (July, 1992 to
                                           present); Vice President, Compliance,
                                           Citibank, N.A., (August 1985 to
                                           July, 1992)

James A. Capezzuto, Age 33   Secretary     Assistant Compliance and Legal Officer            0        0.00%
885 Third Avenue                           Morgan Grenfell Capital Management,
New York, NY 10022.                        Inc. (June, 1996 to present); First
                                           Vice President, Legal, Prudential
                                           Securities Inc.


   (1) Shows all shares of Fund's common stock owned on March 10, 1997, beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the Directors and Officers.


   (2) Shows percentage of shares owned on March 10, 1997.

                                  Proposal 2

                        RATIFICATION OF SELECTION OF

                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   Pursuant to the Investment Company Act, at a meeting on February 21, 1997 called for such purpose, the Board of Directors of the Fund, including all of the Disinterested Directors, unanimously selected KPMG Peat Marwick LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 1997. The Fund has been advised that KPMG Peat Marwick LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

   Audit services performed by KPMG Peat Marwick LLP for the Fund during the fiscal year ended December 31, 1996 consisted of the examination of the financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

   Representatives of KPMG Peat Marwick LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.


Vote Required

   The approval of Proposal 2 requires the affirmative vote of a majority of the total number of votes entitled to be cast on the Proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                                OTHER BUSINESS

   As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that are to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

   Proposals of shareholders which are intended to be presented at the next annual shareholders' meeting must be received in writing by the Fund at 885 Third Avenue, New York, New York 10022 no later than November 1, 1997.

                      PROXIES AND VOTING AT THE MEETING

   Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund or by casting a vote in person at the Meeting. All valid proxies received prior to the Meeting, or any adjournment or adjournments thereof, will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as Director of each nominee named in Proposal 1, for the ratification of KPMG Peat Marwick LLP as the Fund's independent certified public accountants as set forth in Proposal 2 of the Notice of Annual Meeting of Shareholders and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

   In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of either of Proposals 1 and 2 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for Proposals 1 and 2 in favor of such an adjournment, and will vote those proxies entitled to be voted against Proposal 1 and 2 against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

   Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has no effect in determining whether the nominees in Proposal 1 have been elected but has the same effect as a vote against Proposal
2. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to such Proposal and are not considered to be votes cast. Accordingly, broker non-votes have no effect on the voting in determining whether the nominees in Proposal 1 have been elected and, because shares represented by broker non-votes are considered outstanding shares, have the same effect as a vote against Proposal 2.

                                   GENERAL

   The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or telegraph.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                                        MORGAN GRENFELL SMALLCap
                                                                      FUND, INC.

                                    [BLANK]

1. To elect two (2) Directors to the Fund's Board of Directors to serve until the Fund's Annual Meeting in 2000. The nominees are Michael Bullock and James
   E. Minnick


[_] FOR all of the nominees   [_] VOTE WITHHELD for all of the   [_] *EXCEPTIONS (as noted
    named above.                  nominees named above.              to the contrary below)


*Exceptions_____________________________________________________________________


2. To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants for the fiscal year ending December 31, 1997.

[_] FOR                       [_] AGAINST                        [_] ABSTAIN

Address Change __________
C________ Mark Here          [_]

                                                Please sign exactly as your name or names appear in the box on the left.
                                                When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                Dated: _____________________1997

Sign, Date and Return this Proxy in             Votes MUST be indicated
the Enclosed Envelope.                          (x) in Black or Blue ink.    [_]



                      Morgan Grenfell SMALLCap Fund, Inc.
                         885 Third Avenue - 32nd Floor
                            New York, New York 10022

                 ANNUAL MEETING OF SHAREHOLDERS APRIL 25, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Audrey M.T. Jones and Robert E. Kern, and each of them, the proxies of the undersigned with power of substitution to each of them, to vote all shares of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund located at 885 Third Avenue, 32nd Floor, New York, New York 10022 on Friday, April 25, 1997 at 10:00 a.m. (eastern time) and any adjournment or adjournments thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEES IN PROPOSAL 1.


                       MORGAN GRENFELL SMALLCAP FUND, INC.
                       P.O. BOX 11377
                       NEW YORK, N.Y. 10203-0377


                      (Continued, and to be dated and signed on the other side.)